Exhibit 99.2
Supplemental Presentation Materials First Quarter 2010 Financial Review and Analysis (preliminary, unaudited) April 27, 2010 DRAFT - 4/26 145PM

2 April 27, 2010 First Quarter 2010 Financial Review and Analysis Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; collection of receivables from customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings; changes in tax laws and regulations; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its financial performance in the near- term include (1) the impact of economic conditions on underlying demand for the Company's products and on the carrying value of its assets; (2) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume. For a more detailed discussion of these and other factors, see "Risk Factors" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in the Company's most recent Form 10-K, filed on March 1, 2010, with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-4 to Exhibit 99.1, news release dated April 27, 2010.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g. restructuring charges, asset impairments, legal settlement costs, certain effects of acquisitions and related integration costs, loss from debt extinguishment, gains on sales of assets, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company adjusted the estimated GAAP tax rate to exclude the full year estimated tax rate effect of charges for goodwill and indefinite-lived intangible asset impairments, restructuring costs and asset impairment and lease cancellation charges, legal settlement costs, and loss from debt extinguishment to determine its adjusted non-GAAP tax rate to derive non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. 3 April 27, 2010 First Quarter 2010 Financial Review and Analysis

Key Trends and Major Initiatives Solid top line growth across all major regions of operation, with particular strength in emerging markets While gross profit margins in most businesses remained solid for the quarter, inflationary pressure intensified; additional rounds of price increase planned On track to deliver targeted savings from 2009 restructuring program and other productivity improvement initiatives Competing aggressively to maximize long-term value of Office Products business Maintaining tight discipline on capital investment Well positioned for long-term profitable growth as markets pick up Leading market share in core businesses with increased operating leverage Increasing marketing / business development investment to accelerate sales growth Investing in the infrastructure to support growth and future productivity improvement April 27, 2010 First Quarter 2010 Financial Review and Analysis 4

April 27, 2010 First Quarter 2010 Financial Review and Analysis First Quarter Summary Net sales grew 9% from prior year Currency translation increased reported sales growth by approx. 5 points Extra week of sales in first quarter of 2009 reduced reported sales growth by approx. 3 points On an organic basis(1), net sales increased approx. 7% vs. prior year Solid volume growth across all major regions, with particular strength in emerging markets Operating margin improved to 6.5% before restructuring charges and other items Restructuring and productivity initiatives have more than offset the gross profit margin impact of the volume decline since the start of the global recession Compared to pre-recession (Q1-08) levels, gross profit margin up 260 basis points on 5.5% lower sales 5 (1) Throughout this document, all references to organic sales change refer to results before the impact of acquisitions, foreign currency translation, and an extra week in the first quarter of 2009.

April 27, 2010 First Quarter 2010 Financial Review and Analysis First Quarter Summary (continued) On a sequential basis, operating margin before restructuring and other items improved 170 basis points Higher volume and the benefits of restructuring and productivity initiatives more than offset the net impact of raw material inflation and selling price changes Effective tax rate was approx. 29% Adjusted tax rate was approx. 22%, representing the high end of expected range for the full year Reported EPS of $0.51 Adjusted EPS of $0.61 (excludes $0.10 of restructuring charges and other items) 6

Sales Trend Analysis April 27, 2010 First Quarter 2010 Financial Review and Analysis 7 Reported Sales Change (13.3%) (20.4%) (10.2%) 0.7% 9.0% 1Q09 2Q09 3Q09 Organic Sales Change(1) (14.5%) (13.5%) (5.9%) (0.6%) 7.3% Acquisitions 0.6% -- -- -- -- Currency (6.4%) (6.9%) (4.3%) 4.5% 4.9% Extra Week 7.0% -- -- (3.2%) (3.2%) 4Q09 1Q10 (1) Reported Sales Change (year-over-year) less the impact of foreign currency translation, acquisitions, and an extra week in 1Q09 (calculation may not tie due to rounding).

8 Gross Profit Margin (total Company) 28.4% 24.2% 27.3% Operating Margin (non-GAAP(1)): Pressure-sensitive Materials 10.0% 5.9% 7.5% Retail Information Services 0.8% (3.6%) 0.7% Office and Consumer Products 11.2% 14.2% 13.5% Other specialty converting businesses 2.3% (10.4%) (4.2%) Total Company 6.5% 2.9% 4.8% (1) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. 1Q10 1Q09 4Q09 Margin Analysis April 27, 2010 First Quarter 2010 Financial Review and Analysis

Key Factors Impacting Margin Gross profit margin improved 420 basis points vs. prior year to 28.4% due to increased volume and the benefits of restructuring and productivity initiatives Marketing, general and administrative (MG&A) expense ratio increased by 60 basis points compared to the prior year Absolute MG&A increased approx. $36 mil. compared to the prior year Currency translation represented $10 mil. increase vs. prior year Variable costs associated with higher volume, along with increased growth-related and infrastructure investment, were partially offset by restructuring and productivity initiatives Sequentially, MG&A was approximately flat April 27, 2010 First Quarter 2010 Financial Review and Analysis 9

10 First Quarter Segment Overview PRESSURE-SENSITIVE MATERIALS Reported sales of $897 mil., up 11% compared with prior year Organic sales growth of approx. 8% Rate of change in sales (organic basis) for roll materials business, by region: Europe: mid single-digit increase North America: mid single-digit increase Emerging Markets: greater than 20% increase Graphics & Reflective sales up low double-digits on an organic basis Excluding restructuring charges and other items, operating margin increased 410 basis points to 10% Operating margin increased both year-on-year and sequentially due to higher volume and the benefits of productivity actions Recently implemented price increases insufficient to cover rising inflation; additional price increases are underway April 27, 2010 First Quarter 2010 Financial Review and Analysis

11 First Quarter Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $345 mil., up 9% compared with prior year Organic sales growth of approx. 10% Q1 comparison benefited from significant inventory destocking in prior year Operating margin before restructuring charges and other items increased by 440 basis points to 0.8%, driven by increased volume and restructuring and productivity initiatives Introducing new products and improving value added services to increase market share, while reducing fixed costs and streamlining operations April 27, 2010 First Quarter 2010 Financial Review and Analysis

12 First Quarter Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Sales of $180 mil., down 2% compared with prior year on both a reported and organic basis Excluding restructuring costs, operating margin declined to 11.2% due to increased spending related to customer programs, as well as higher investment in consumer promotions and marketing OTHER SPECIALTY CONVERTING BUSINESSES Sales of $133 mil., up 13% compared with prior year on both a reported and organic basis Excluding restructuring charges, operating margin improved to 2.3% due to increased volume and restructuring and productivity actions April 27, 2010 First Quarter 2010 Financial Review and Analysis

April 27, 2010 First Quarter 2010 Financial Review and Analysis 13 13 First Quarter Cash Flow

Update to Contributing Factors to 2010 Financial Results April 27, 2010 First Quarter 2010 Financial Review and Analysis 14 One less week in the fiscal year; 13 weeks in the first quarter vs. 14 in 2009 (represents a decrease in sales of ~ $50 mil. with a minimal impact to earnings) At current rates, currency translation represents approx. 3% tailwind to reported sales growth; ~ $10 mil. positive impact to EBIT vs. 2009 Estimated $70 mil. of incremental restructuring savings, net of transition costs Increased investment in new growth opportunities and infrastructure Incremental pension expense (~ $10 mil.) Lower interest expense Tax rate in the range of 18% to 22% Restructuring charges of ~ $15 to $20 mil. Capital expenditures (including IT) of $125 to $150 mil. Pension contributions comparable to 2009 (~ $50 mil.) Reduced cash requirements for restructuring (~$40 mil., vs. ~$70 mil. in 2009) January Commentary April Guidance Assumptions Reported revenue growth of 5% to 7% One less week in fiscal year At current rates, currency translation represents less than 1% benefit to reported sales growth, and neutral impact to EBIT Estimated $70 mil. of incremental restructuring savings, net of transition costs Approx. 3% (~ $75 mil.) inflation in overall raw material costs, partially offset with benefit from global sourcing strategies, material cost productivity, and price increases Increased investment in new growth opportunities and infrastructure, including higher spend related to innovation and demand creation in the Office Products segment Interest expense of ~ $75 mil. Tax rate in the range of 18% to 22% Restructuring charges of ~ $15 to $20 mil. Capital expenditures (including IT) of $125 to $150 mil. (D&A ~ $250 mil.) Pension contributions comparable to 2009 (~ $50 mil.) Reduced cash requirements for restructuring

2010 Earnings and Free Cash Flow Guidance 2010 Guidance Reported (GAAP) Earnings Per Share $2.38 - $2.68 Add Back: Estimated Restructuring and Asset Impairment Charges ~ $0.12 Adjusted (non-GAAP) Earnings Per Share $2.50 to $2.80 Capital Expenditures & Investments in Software $125 to $150 mil. Free Cash Flow (before dividends) $300 to $350 mil. April 27, 2010 15 First Quarter 2010 Financial Review and Analysis